UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(IRS Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 3, 2023, Ryerson Holding Corporation (the “Company”), RYPS, LLC (the “Selling Stockholder”) and J.P. Morgan Securities LLC (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholder agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholder, subject to and upon the terms and conditions set forth therein, an aggregate of 2,630,700 shares (the “Shares”) of common stock, par value $0.01 per share of the Company (the “Offering”). The Selling Stockholder will receive all of the proceeds from the Offering, but the Company will bear the costs associated with the sale of the Shares, other than underwriting discounts and commissions.

The Offering is being made pursuant to a prospectus supplement, dated May 4, 2023, to the prospectus dated January 29, 2021, which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-252568), initially filed with the Securities and Exchange Commission on January 29, 2021, and declared effective on February 12, 2021.

The Underwriting Agreement contains the terms and conditions for the sale by the Selling Stockholder of the Shares to the Underwriter, customary representations, warranties and covenants by the Company, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

The foregoing summary of the material terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Share Repurchase Agreement

On May 3, 2023, the Company entered into a share repurchase agreement (the “Share Repurchase Agreement”) with the Selling Stockholder pursuant to which the Company intends to separately repurchase 1,369,300 shares of the Company’s common stock directly from the Selling Stockholder (the “Share Repurchase”). The Company expects to fund the Share Repurchase with cash on hand. The Share Repurchase is expected to be consummated concurrently with the closing of the Offering. Although the Share Repurchase will be conditioned upon, among other things, the closing of the Offering, the closing of the Offering will not be conditioned upon the closing of the Share Repurchase.

The foregoing summary of the material terms of the Share Repurchase Agreement is qualified in its entirety by the Share Repurchase Agreement, which is attached as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

On May 3, 2023, the Company issued a press release announcing the launch of the Offering and concurrent Share Repurchase, which is filed herewith as Exhibit 99.1 and incorporated by reference herein.

On May 4, 2023, the Company issued a press release announcing the pricing of the Offering, which is filed herewith as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 3, 2023, among Ryerson Holding Corporation, RYPS, LLC and J.P. Morgan Securities LLC.

1.2	Share Repurchase Agreement, dated May 3, 2023, between Ryerson Holding Corporation and RYPS, LLC.

99.1	Press Release, dated May 3, 2023, issued by Ryerson Holding Corporation.

99.2	Press Release, dated May 4, 2023, issued by Ryerson Holding Corporation.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2023

RYERSON HOLDING CORPORATION

By:	/s/ James Claussen
Name:	James J. Claussen
Title:	Executive Vice President and Chief Financial Officer

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